Eaton Vance Balanced Fund                            Eaton Vance Municipal Bond Fund
Eaton Vance Emerging Markets Fund                    Eaton Vance Small Company Growth Fund
Eaton Vance Government Obligations Fund              Eaton Vance Special Equities Fund
Eaton Vance Greater India Fund                       Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Growth & Income Fund                     Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Institutional Emerging Markets Fund      Eaton Vance Utilities Fund
Eaton Vance Institutional Short Term Treasury Fund


               Supplement to Statements of Additional Information
                                dated May 1, 2001

Eaton Vance Florida Insured Municipals Fund          Eaton Vance High Yield Municipals Fund
Eaton Vance Hawaii Municipals Fund                   Eaton Vance Kansas Municipals Fund

               Supplement to Statements of Additional Information
                               dated June 1, 2001

                        Eaton Vance Income Fund of Boston

                Supplement to Statement of Additional Information
                               dated July 23, 2001

                        Eaton Vance Equity Research Fund
                      Eaton Vance International Growth Fund

               Supplement to Statements of Additional Information
                             dated November 1, 2001



1. The following replaces the first paragraph of "Strategies and Risks" of Equity Research Fund:

EQUITY INVESTMENTS. The Fund invests primarily in common stocks. The Fund also may invest in investment-grade preferred stocks, debt securities (normally limited to securities convertible into common stocks), warrants and other equity securities and instruments, including equity interests in pooled investment vehicles, such as exchange-traded funds. When invested in pooled investment vehicles the Fund will bear any expenses of the investment in addition to its own expenses.


2.   The following replaces the last paragraph under "Investment Restrictions":

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund or Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service, will not compel a Fund or Portfolio to dispose of such security or other asset.


3.  The following supplements the information under "Performance":


In addition to providing returns before the reduction of taxes, each Fund may present average annual and cumulative total returns after the reduction of taxes. After-tax returns may be calculated using different tax rate and sales load assumptions.





December 1, 2001